Exhibit 99.2

3rd Quarter 2013 Earnings Call October 29, 2013

 Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against the Company; (2) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (3) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank's loan and securities portfolios, and the market value of the Company's equity; (4) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (5) risks associated with an anticipated increase in the Company's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities the Company desires to acquire are not available on terms acceptable to the Company; (6) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (7) transaction risk arising from problems with service or product delivery; (8) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (9) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including, without limitation, mergers with The Savannah Bancorp, Inc. (“Savannah”) and First Financial Holdings, Inc. ("FFCH"), within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, with respect to Savannah and FFCH, and including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company common stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company common stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company, the Company's performance and other factors; and (21) other risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K filed with the SEC or disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual report on Form 10-K, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward looking statements. The Company undertakes no obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. Forward Looking Statements and Non-GAAP Measures 2

3rd Quarter 2013 Highlights July 26th closing of the merger with First Financial Holdings Non-Acquired Loan Growth of $75.6 million, annualized 11.3% Non-Interest Bearing Demand Deposits of $1.5 Billion Operating Income of $18.8 million or $0.85 per diluted share Operating ROAA 1.07% Net Income of $11.5 million or $0.52 per diluted share Net Interest Margin increased to 5.11% Asset Quality: Continued improvement Classifieds down $12.2 million NPAs down $2.5 million 3

 Tangible Common Equity / Tangible Assets 6.85% Tangible Book Value accretive within 3.5 years Double digit EPS accretive (excluding one-time merger costs) for the first full year Retail and Line of Business Integration / Conversion Trust conversion in 3Q 2013 Mortgage platform consolidation in process System conversion in 3Q 2014 Cost savings ~ 30% by end of 2014 20 Branches in consolidation One-time merger related expenses ~ $28 to 30 million (after-tax) FFCH Merger Update 4

Select Balance Sheet Items – Linked Quarter Assets 9/30/2013 6/30/2013 Net Change Cash & Cash Equivalents $ 645.2 $ 436.5 $ 208.7 Investment Securities 652.6 531.6 121.0 Loans - Acquired 3,014.8 921.8 2,092.9 Loans - NonAcquired 2,741.2 2,665.6 75.6 Goodwill & Intangibles 381.4 123.4 258.0 Total Assets $ 8,028.4 $ 5,043.0 $ 2,985.4 Liabilities & Shareholder Equity Deposits – NonInterest Bearing $ 1,481.8 $ 1,046.5 $ 435.3 Deposits – Interest Bearing 5,181.3 3,136.5 2,044.8 Borrowings (TRUPS) 101.3 54.3 47.0 Shareholder Equity 970.0 518.6 451.4 Total Liabilities & S/H Equity $ 8,028.4 $ 5,043.0 $ 2,985.4 In Millions 5